UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2023

Lionheart III Corp

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41011	36-4981022
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4218 NE 2nd Avenue

Miami, FL 33137

(Address of Principal Executive Offices, including Zip Code)

(305) 515-3930

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of Each Exchange on Which Registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 7, 2023, Lionheart III Corp, a Delaware corporation (“Lionheart”), Security Matters Limited, a formerly publicly traded company on the Australian Securities Exchange (“SMX Australia”), SMX (Security Matters) Public Limited Company (f/k/a Empatan Public Limited Company), a public limited company incorporated in Ireland (the “SMX PLC”), and Aryeh Merger Sub, Inc., a Delaware corporation (“Merger Sub”) consummated the previously announced business combination (the “Business Combination”), pursuant to the terms of the Business Combination Agreement (the “BCA”) and the Scheme Implementation Deed (the “SID”), dated July 26, 2022, as amended, by and among Lionheart, SMX Australia, SMX PLC and, in the case of the BCA, Merger Sub. Capitalized terms used but not defined herein shall have the respective meanings set forth in the Business Combination Agreement.

Subject to the terms of the BCA and the SID, all SMX Australia shares were cancelled in return for the issuance of Class A ordinary shares, nominal value of $0.0001, of SMX PLC (the “Ordinary Shares”), to all SMX Australia shareholders, and SMX PLC received one share in SMX Australia (resulting in SMX Australia becoming a wholly owned subsidiary of SMX PLC). Additionally, Merger Sub merged with and into Lionheart, with Lionheart surviving as a wholly owned subsidiary of SMX PLC, with each non-redeemed share of Lionheart Class A common stock, par value $0.0001 per share (“Class A Common Stock”), and each share of Lionheart Class B common stock being exchanged for one Ordinary Shares. Each Lionheart warrant to purchase Class A Common Stock was automatically adjusted to become exercisable in respect of Ordinary Shares instead of Class A Common Stock.

Registration Rights Agreement

In connection with closing of the Business Combination, on February 23, 2023, Lionheart Equities, LLC (the “Sponsor”), SMX PLC and the Original Holders listed on Schedule A therein, entered into an Amended and Restated Registration Rights Agreement pursuant to which, the Sponsor and the Original Holders have customary demand and piggyback registration rights in connection with the Ordinary Shares issued to them in exchange for each share of Class A Common Stock and Lionheart Class B common stock.

The foregoing description of the Amended and Restated Registration Rights is qualified in its entirety by reference to the full text of the Amended and Restated Registration Rights Agreement, the form of which is included as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Lock-Up Agreement

In connection with closing of the Business Combination, on February 23, 2023, SMX PLC and certain shareholders entered into a Lock-up Agreement pursuant to which, among other things, such shareholders agreed not to offer, sell, contract to sell or otherwise dispose of, directly or indirectly, any Ordinary Shares beneficially owned by such shareholders immediately following the closing of the Business Combination (the “Lock-Up”), subject to certain exceptions set forth in each Lock-up Agreement, including the ability of the shareholders to pledge any such Ordinary Shares in connection with securing financing or otherwise. Certain directors and officers of SMX Australia and Lionheart entered into Lock-up Agreements that terminate upon the earlier to occur of (a) fourteen months after the closing of the Business Combination and (b) if, subsequent to the closing of the Business Combination, SMX PLC consummates a liquidation, merger, stock exchange or other similar transaction which results in all of SMX PLC’s shareholders having the right to exchange their Ordinary Shares for cash, securities or other property, provided that 10% of the Ordinary Shares will not be subject to the Lock-Up and 25% of the Ordinary Shares that are subject to the Lock-Up will no longer be subject to the Lock-Up if the Ordinary Shares trade at or above $12.50 per share for twenty (20) Nasdaq Stock Market trading days in any 30-day period commencing after the closing of the Business Combination. Sponsor and its members (other than those members that entered into the fourteen month Lock-up Agreement referenced above) entered into Lock-up Agreements that terminate upon the earlier to occur of (a) six months after the closing of the Business Combination and (b) if, subsequent to the closing of the Business Combination, SMX PLC consummates a liquidation, merger, stock exchange or other similar transaction which results in all of SMX PLC’s shareholders having the right to exchange their Ordinary Shares for cash, securities or other property provided that 10% of the Ordinary Shares will not be subject to the Lock-Up and 25% of the Ordinary Shares will no longer be subject to the Lock-Up if the Ordinary Shares trade at or above $12.50 per share for twenty (20) Nasdaq Stock Market trading days in any 30-day period commencing after the closing of the Business Combination.

The foregoing description of the Lock-up Agreement is qualified in its entirety by reference to the full text of the Lock-up Agreement, the form of which is included as Exhibit 10.2 to this Current Report on Form 8-K, and incorporated herein by reference.

Assignment, Assumption and Amendment Agreement

On the closing of the Business Combination, SMX PLC entered into an Assignment, Assumption and Amendment Agreement with Lionheart and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as warrant agent (the “Warrant Agent”) (the “Warrant Amendment”) to amend and assume Lionheart’s obligations under the existing Warrant Agreement, dated November 3, 2021, by and among Lionheart and the Warrant Agent (the “Lionheart Warrant Agreement”), with respect to each warrant entitling the holder to purchase one share of Class A Common Stock at an exercise price of $11.50 per share (the “Lionheart Warrants”) to give effect to the conversion of Lionheart Warrants to warrants to purchase Ordinary Shares, on substantially the same terms as the Lionheart Warrants (the “SMX PLC Warrants”).

The foregoing description of the Warrant Amendment is qualified in its entirety by reference to the full text of the Warrant Amendment, the form of which is included as Exhibit 2.5 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

Pursuant to the BCA and the SID, upon the completion of the Business Combination and the other transactions contemplated by the BCA and the SID (the “Closing”), each of the following transactions occurred in the following order: (a) pursuant to the SID, each of the SMX Australia shareholders had its respective SMX Australia shares cancelled in exchange for Ordinary Shares (such cancellations and exchanges of SMX Australia ordinary shares for SMX PLC Ordinary Shares, collectively, the “Exchange”), (b) as a result of the Exchange, SMX Australia became a wholly-owned subsidiary of SMX PLC, (c) Merger Sub merged with and into Lionheart, with Lionheart surviving such merger and becoming a direct wholly-owned subsidiary of SMX PLC, with each non-redeemed share of Class A Common Stock and each share of Lionheart Class B common stock being exchanged for one Ordinary Share, (d) each Lionheart warrant to purchase one share of Class A Common Stock (as contemplated under the Lionheart Warrant Agreement) was automatically adjusted to become exercisable in respect of Ordinary Shares instead of Class A Common Stock, (f) SMX PLC entered into an assignment, assumption and amendment agreement with Lionheart and the Warrant Agent, to amend and assume Lionheart’s obligations under the Lionheart Warrant Agreement to give effect to the automatic conversion of Lionheart Warrants to SMX PLC Warrants.

Immediately following the consummation of the Transactions, the issued and outstanding share capital of the SMX PLC consisted of 22,501,306 Ordinary Shares and 8,449,994 SMX PLC Warrants.

The Ordinary Shares and SMX PLC Warrants began trading on the Nasdaq Global Market and the Nasdaq Capital Market under the ticker symbols “SMX” and “SMXWW”, respectively, on March 8, 2023. The foregoing description of the BCA and the SID are qualified in their entirety by reference to the full text of the BCA, the SID, the Deed of Variation dated January 8, 2023, between Lionheart, SMX PLC and SMX Australia and the Deed of Variation dated January 19, 2023, between Lionheart, SMX PLC and SMX Australia, which are included as Exhibit 2.1, Exhibit 2.2, Exhibit 2.3 and Exhibit 2.4 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing; Material Modification to Rights of Security Holders

On March 7, 2023, in connection with the consummation of the Business Combination, Lionheart notified Nasdaq that the Business Combination had become effective and requested that Nasdaq file a Notification of Removal and Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to notify the SEC that the shares of Class A Common Stock, Lionheart Warrants and units of Lionheart were to be delisted and deregistered under Section 12(b) of the Exchange Act. As a result of the Transactions having become effective, Nasdaq determined to permanently suspend trading of the shares of Class A Common Stock, Lionheart Warrants and the units of Lionheart prior to the opening of trading on March 8, 2023. The deregistration will become effective 10 days from filing on the Form 25, which occurred on March 7, 2023. Lionheart intends to file a Form 15 with the SEC in order to complete the deregistration of Lionheart’s securities under the Exchange Act.

Item 3.03 Material Modifications to Rights of Security Holders

To the extent required by Item 3.03 of Form 8-K, the disclosure set forth in Items 1.01 and 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

Item 5.01 Change in Control of Registrant

To the extent required by Item 5.01 of Form 8-K, the disclosure set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.01.

Item 5.02 Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with the consummation of the Business Combination each of the previous directors and officers of Lionheart ceased to be a director or officer of Lionheart. Following the consummation of the Business Combination, Haggai Alon was appointed as the Chief Executive Officer of Lionheart.

Item 5.03 Amendment to Certificate of Incorporation or Bylaws; Change in Fiscal Year

On March 3, 2023, Lionheart filed with the Secretary of State of Delaware the certificate of merger relating to the merger of Merger Sub with and into Lionheart (the “Merger”), with an effective time immediately following the consummation of the SMX Scheme Acquisition (as defined in the BCA) and immediately prior to the issuance of the Scheme Consideration (as defined in the BCA) (the “SPAC Merger Effective Time”). At the SPAC Merger Effective Time, Lionheart’s certificate of incorporation as in effect immediately prior to the SPAC Merger Effective Time was amended and restated in its entirety (as described in the Proxy Statement/Prospectus filed with the SEC). A copy of the Amended and Restated Certificate of Incorporation is filed as Exhibit 3.1 and is incorporated herein by reference. In addition, following the SPAC Merger Effective Time, Lionheart’s bylaws as in effect immediately prior to the business combination were amended and restated. A copy of the amended and restated bylaws is filed as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The Exhibit Index is incorporated by reference herein.

EXHIBIT INDEX

Exhibit No.	Description

2.1#	Business Combination Agreement, dated as of July 26, 2022, by and among Lionheart III Corp, Security Matters Limited, Empatan Public Limited Company and Aryeh Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to Lionheart III Corp’s Form 8-KA, File No. 001-41011, filed with the SEC on July 29, 2022).

2.2	Scheme Implementation Deed, dated as of July 26, 2022, by and among Lionheart III Corp, Empatan Public Limited Company and Security Matters Limited (incorporated by reference to Exhibit 2.2 to Lionheart III Corp’s Form 8-KA, File No. 001-41011, filed with the SEC on July 29, 2022).

2.3	Deed of Variation, dated as of January 8, 2023, by and among Lionheart III Corp, Empatan Public Limited Company and Security Matters Limited (incorporated by reference to Exhibit 2.1 to Lionheart III Corp’s Form 8-K, File No. 001-41011, filed with the SEC on January 11, 2023.

2.4	Deed of Variation, dated as of January 19, 2023, by and among Lionheart III Corp, Empatan Public Limited Company and Security Matters Limited (incorporated by reference to Exhibit 2.1 to Lionheart III Corp’s Form 8-K, File No. 001-41011, filed with the SEC on January 19, 2023.

2.5	Form of Assignment, Assumption and Amendment Agreement with respect to the Warrant Agreement between Lionheart III Corp, SMX (Security Matters) Public Limited Company (f/k/a Empatan Public Limited Company) and Continental Stock Transfer & Trust Company (incorporated by reference to Exhibit 4.4 to the Registration Statement on Form F-4 (Reg. No. 333-267301), as amended, initially filed with the SEC on September 6, 2022)

3.1*	Amended and Restated Certificate of Incorporation of Lionheart III Corp

3.2*	Amended and Restated Bylaws of Lionheart III Corp

10.1	Form of Amended and Restated Registration Rights Agreement by and between Empatan Public Limited Company (n/k/a SMX (Security Matters) Public Limited Company), Lionheart Equities, LLC and the Holders (incorporated by reference to Exhibit 10.3 to Lionheart III Corp’s Form 8-KA, File No. 001-41011, filed with the SEC on July 29, 2022).

10.2	Form of Lock-Up Agreement, by and between Empatan Public Limited Company (n/k/a SMX (Security Matters) Public Limited Company) and the Holders (incorporated by reference to Exhibit 10.1 to Lionheart III Corp’s Form 8-KA, File No. 001-41011, filed with the SEC on July 29, 2022).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith
#	Certain schedules, annexes and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K, but will be furnished supplementally to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LIONNHEART III CORP

Date: March 13, 2023	By:	/s/ Haggai Alon
		Name:	Haggai Alon
		Title:	Chief Executive Officer